Exhibit 10.59

               The West Virginia Thoroughbred Breeders Association
                               Post Office Box 626
                             Charles Town, WV 25414


                                 March 21, 1997


West Virginia Lottery Commission
Mr. Richard Boyle
312 MacCorkle Avenue, S.E.
P.O. Box 2067
Charleston, WV 25327

Dear Mr. Boyle:

         This letter constitutes a Letter Agreement by and between PNGI Charles Town Gaming Limited Liability Company, a West Virginia Limited Liability, and The West Virginia Thoroughbred Breeders Association, a West Virginia Association, that the net terminal income from Video Lottery Terminals operated by PNGI Charles Town Gaming Limited Liability Company at Charles Town Racetrack shall be distributed in accordance with the provisions of Section 29-22A-10(c) of the Race Track Video Lottery Act, as such statutory provision shall be in effect on the date of execution of this Letter Agreement, or as hereinafter amended from time to time by the West Virginia Legislature, either at any regular or special session.

         This Letter Agreement is binding upon the signatories thereof for a period from the date of its execution through June 30, 1997, and for a period of one (1) year from July 1, 1997 through June 30, 1998, inclusive, and shall become binding and effective upon the date of final execution by all of the parties thereto, and shall not be amended, revised, extended, or superceded, either by the actions of the parties, inaction, or default or inability to negotiate the statutorily mandated annual renewal of the Letter Agreement by the signatories hereto, without the execution in writing of an Agreement by all of the signatories hereto.

         The undersigned, Jay Fortney, is President/General Manager of PNGI Charles Town Gaming Limited Liability Company, a West Virginia Limited Liability Company, and has the authority to bind the Limited Liability Company.


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         The undersigned, Keith B. Berkeley, D.V.M., is President of The West
Virginia Thoroughbred Breeders Association, a West Virginia Association, and has the authority to bind the members of that Association.

         Witness the following signatures and seals as of the 24th day of March, 1997.

                                       PNGI CHARLES TOWN GAMING
                                       LIMITED LIABILITY COMPANY,
                                       A West Virginia Limited Liability Company



                                   By:   /s/ Jay Fortney
                                         --------------------------------
                                         Jay Fortney, its President and
                                         General Manager


                                       THE WEST VIRGINIA THOROUGHBRED
                                       BREEDERS ASSOCIATION,  a West Virginia
                                       Association



                                    By:   /s/ Keith B. Berkeley, D.V.M.
                                         --------------------------------
                                         Keith B. Berkeley, D.V.M.
                                         its President


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STATE OF WEST VIRGINIA

COUNTY OF JEFFERSON, to-wit:


         I, Charlotte L. Burner , a notary public for the County/City and State aforesaid, certify that JAY FORTNEY, whose name is signed to the foregoing as President and General Manager of PNGI CHARLES TOWN GAMING LIMITED LIABILITY COMPANY, a West Virginia Limited Liability Company, dated the 24th day of March, 1997 acknowledged the same on behalf of the Limited Liability Company as its General Manager and President before me in the County/City aforesaid.

         Given under my hand and official seal this 24th day of March, 1997.

                                                     /s/  Charlotte L. Burner
                                                     --------------------------
                                                          Notary Public

My commission expires on November 27, 2001.



STATE OF WEST VIRGINIA

COUNTY OF JEFFERSON, to-wit:

         I, Charlotte L. Burner , a notary public for the County/City and State aforesaid, certify that KEITH B. BERKELEY, D.V.M., whose name is signed to the foregoing as President of THE WEST VIRGINIA THOROUGHBRED BREEDERS ASSOCIATION, dated the 24th Day of March , 1997 acknowledged the same on behalf of the Association as its President before me in the County/City aforesaid.

         Given under my hand and official seal this 24th day of March, 1997.


                                                     /s/  Charlotte L. Burner
                                                     --------------------------
                                                          Notary Public

My commission expires on   November 27, 2001.

                                       100

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